As filed with the Securities and Exchange
                          Commission on April 17, 2007

                                                               File No. 2-35566
                                                                        811-1976

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|

                    Pre-Effective Amendment No.__________                    |_|


                       Post-Effective Amendment No. 54                       |x|

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 32                               |x|

                               Sequoia Fund, Inc.
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             767 Fifth Avenue, Suite 4701, New York, New York 10153
            ---------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number including Area Code: (800) 686-6884

                       Robert D. Goldfarb
                       c/o Ruane, Cunniff & Goldfarb Inc.
                       767 Fifth Avenue
                       Suite 4701
                       New York, New York  10153

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     |_|  immediately upon filing pursuant to paragraph (b)

     |X|  on May 1, 2007 pursuant to paragraph (b)

     |_|  60 days after filing pursuant to paragraph (a)(1)

     |_|  on pursuant to paragraph (a)(1)

     |_|  75 days after filing pursuant to paragraph (a)(2)

     |_|  on (date) pursuant to paragraph (a)(2) of Rule 485.

          If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

                                  ** GRAPHIC **

                                   May 1, 2007
                               Sequoia Fund, Inc.
                                767 Fifth Avenue
                              New York, N.Y. 10153
                                 (800) 686-6884

                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
           APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
RISK/RETURN SUMMARY                                                           3
FEES AND EXPENSES OF THE FUND                                                 4
DESCRIPTION OF THE FUND                                                       5
Investment Objective and Strategies                                           5
Risk Considerations for the Fund                                              5
Portfolio Holdings                                                            5
MANAGEMENT OF THE FUND                                                        5
Investment Adviser                                                            5
Portfolio Managers                                                            6
PURCHASE AND SALE OF SHARES                                                   6
How the Fund Values its Shares                                                6
How to Buy Shares                                                             6
How to Redeem Shares                                                          7
Frequent Purchases and Redemptions of Shares                                  8
Transactions Through Financial Service Organizations                          8
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            9
FINANCIAL HIGHLIGHTS                                                         10

                               RISK/RETURN SUMMARY

The following is a summary of certain key information about Sequoia Fund, Inc. (the "Fund"). You will find additional information about the Fund, including a description of the principal risks of an investment in the Fund, after this summary.

Objective: The Fund's investment objective is long-term growth of capital.

Principal Investment Strategy: The Fund invests primarily in common stocks. The Fund invests in the securities of a limited number of companies that it believes have attractive long-term economic prospects relative to their market price. While the Fund normally invests in U.S. companies, it also may make limited investments in foreign securities (typically the Fund does not hold any significant investment in foreign securities and in no event will it invest more than 15% of the Fund's assets in foreign securities). The Fund usually invests cash reserves in U. S. Government securities.

Principal Risks: The principal risks of investing in the Fund are:

o Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline, perhaps severely, over short- or long-term periods. You may lose money by investing in the Fund.

o Focused Portfolio Risk. The Fund is "non-diversified," meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund's net asset value.

o Risks of Investing in a Managed Fund. The investment decisions of the investment adviser may cause the Fund to underperform other investments or benchmark indices.

Bar Chart and Performance Information

The bar chart and the table shown below provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to the Standard & Poor's 500 Index ("S&P 500"), a broad-based securities market index. The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

43.20%  35.25%  -16.54%  20.06%  10.52%  -2.64%  17.12%   4.66%   7.78%   8.34%
--------------------------------------------------------------------------------
  1997    1998     1999    2000    2001    2002    2003    2004    2005    2006

During the period shown in the bar chart, the highest return for a quarter was 21.49% (quarter ending 6/97) and the lowest return for a quarter was -14.38% (quarter ending 9/99).

                                Performance Table

                                                      1 Year   5 Years  10 Years
                                                      ------   -------  --------
Sequoia Fund
Return Before Taxes                                    8.34%     6.86%    11.57%
Return After Taxes on Distributions Only (1)           6.83%     6.32%    10.42%
Return After Taxes on Distributions and Redemption 6.83% 5.91% 9.90% of Fund Shares (1)

S&P 500 (2)
(reflects no deduction for fees, expenses or taxes)   15.80%     6.19%     8.42%

----------
(1) After-tax returns are estimates, which are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 is composed of 500 widely held common stocks. One cannot invest directly in the S&P 500.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Example

                         Annual Fund Operating Expenses

                    Management Fees                          1.00%
                    Other Expenses                           0.03%
                                                             -----
                    Total Annual Fund Operating              1.03%
                    Expenses
                    Expense Reimbursement*                   0.03%
                                                             -----
                    Net Expenses                             1.00%
                                                             =====

----------
* Reflects Ruane, Cunniff & Goldfarb Inc.'s ("Ruane, Cunniff & Goldfarb") contractual reimbursement of a portion of the Fund's operating expenses. This reimbursement is a provision of Ruane, Cunniff & Goldfarb's investment advisory agreement with the Fund and the reimbursement will be in effect only so long as that investment advisory agreement is in effect.

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year*   3 Years   5 Years   10 Years
                    -------   -------   -------   --------
                      $102      $325      $566     $1,257

----------
* The Board of Directors must approve Ruane, Cunniff & Goldfarb's investment advisory agreement each year. These examples assume that Ruane, Cunniff & Goldfarb's agreement to reimburse operating expenses is not extended beyond the first year.

                             DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund's investment objective and principal strategies and risks. There can, of course, be no assurance that the Fund will achieve its investment objective.

Investment Objective and Strategies

The Fund's investment objective is long-term growth of capital. In pursuing this objective the Fund focuses principally on common stocks that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of common stocks as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise. No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each investment are extensively studied to appraise fundamental value.

While the Fund normally invests in U.S. companies, it also may invest in foreign securities (typically the Fund does not hold any significant investment in foreign securities and in no event will it invest more than 15% of the Fund's assets in foreign securities). The Fund is not required to be fully invested in common stocks.

Risk Considerations for the Fund

Market Risk - The value of the Fund's investments may change, and possibly decrease, perhaps severely, in response to fluctuations in the stock markets generally.

Focused Portfolio Risk - The Fund is "non-diversified" and invests in the securities of a limited number of issuers. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of the Fund's shares than would occur in a more diversified fund.

Risks of a Managed Fund - Performance of individual securities can vary widely. The investment decisions of the Fund's investment adviser may cause the Fund to underperform benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Fund's investment adviser may be incorrect in an assessment of a particular industry or company, or the investment adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Other Investment Information - Ordinarily, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and, in fact, usually maintains certain cash reserves. Depending upon market conditions, cash reserves may be a significant percentage of the Fund's net assets. The Fund usually invests its cash reserves principally in U. S. Government securities.

Portfolio Turnover Rate - The portfolio turnover rate for the Fund is included in the Financial Highlights section. Normally, the Fund purchases and holds securities for sufficient periods to realize long-term capital appreciation and to qualify for long-term capital gain tax treatment. This means that the Fund's portfolio turnover rate is usually lower than that of many other funds. Portfolio turnover, however, will not be a limiting factor when management deems changes appropriate and the Fund's portfolio turnover in such cases may exceed 50%. A higher rate of portfolio turnover increases brokerage and other expenses and may affect the Fund's returns. A higher portfolio turnover rate also may result in the realization of net short-term capital gains, which, when distributed, are taxable to the Fund's shareholders.

Portfolio Holdings


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                             MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is Ruane, Cunniff & Goldfarb, 767 Fifth Avenue, Suite 4701, New York, New York 10153. Ruane, Cunniff & Goldfarb is registered as an investment adviser with the Securities and Exchange Commission. Ruane, Cunniff & Goldfarb LLC, its wholly-owned subsidiary, is a registered broker-dealer and a member of the New York Stock Exchange, Inc. (the "Exchange").


Ruane, Cunniff & Goldfarb furnishes investment advisory services for the Fund. For these services, the Fund paid Ruane, Cunniff & Goldfarb 1% of the Fund's average daily net assets for the fiscal year ended December 31, 2006. This payment amounted to 0.97% of the Fund's average daily net assets for the fiscal year ended December 31, 2006, after subtracting certain Fund operating expenses that Ruane, Cunniff & Goldfarb reimbursed to the Fund.


A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Contract is available in the Fund's annual report for the fiscal year ending December 31, 2006.

Portfolio Managers

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio:

o Robert D. Goldfarb, President. Mr. Goldfarb is Chairman and CEO of Ruane, Cunniff & Goldfarb, with which he has been associated for more than 31 years.


o David M. Poppe, Executive Vice President. Mr. Poppe is President and Director of Ruane, Cunniff & Goldfarb, with which he has been associated for more than six years.

The Fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

                           PURCHASE AND SALE OF SHARES

How the Fund Values Its Shares

The Fund calculates its net asset value ("NAV") at the close of the Exchange (normally 4:00 p.m., New York time) each day the Exchange is open for business. Generally this means any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its assets at their current market value determined on the basis of market quotations, or if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value. Market quotations may not be readily available (a) in the event a portfolio investment's shares are not actively traded, (b) sales prices are not reflective of market price, or (c) if there is a significant event that would affect the value of the Fund's investments but has not been reflected in their share price. In such cases, the Fund will, to the extent required by the Investment Company Act of 1940, make a good faith determination of the market value of such investments or take such other action as the directors deem appropriate. In addition, because the Fund may own foreign securities and because the Fund has adopted fair value pricing procedures, the NAV is subject to change at certain times when the U.S. stock market may not be open.

Your order for purchase of shares is priced at the next NAV per share calculated after your order is received by the Fund. If you purchase or redeem shares on a day when the Exchange is closed, the NAV will be determined as of the close of business on the next following day that the Exchange is open for trading. The Fund reserves the right to reject any order to purchase shares (including additional investments by existing shareholders).

How to Buy Shares

The Fund has discontinued indefinitely the sale of its shares to new investors. The Fund will continue to accept additional investments from existing shareholders, and will continue to reinvest dividends and capital gains distributions for the accounts of existing shareholders who have elected those options. The decision to discontinue sales to new investors reflects management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility and would not be in the best interests of existing shareholders. When deemed to be in the Fund's best interests, the Fund reserves the right in appropriate cases to extend the offering of the Fund's shares to other persons including employees and clients of the Fund's investment adviser and their families, to restrict sales further, or to withdraw the offering altogether, all without notice.

Additional Investments

o Minimum Amounts (except if waived for IRA and Keogh accounts): $50.00

o Forward orders to:

     DST Systems, Inc.
     Post Office Box 219477
     Kansas City, Missouri 64121

o Orders are accepted for fractional shares.

o Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks (i.e., any checks which are not made payable to the order of the Fund, DST or a retirement account custodian), credit cards, money orders, travelers checks, bearer securities and cash will not be accepted.

o You may make fixed, periodic investments into the Fund by means of automatic money transfers from your bank checking accounts. To establish automatic money transfers, you may contact the Fund.

Individual Retirement Accounts

You also may purchase shares for an individual retirement account, or IRA, including a Roth IRA. IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. All assets in the IRA are automatically invested in Fund shares, including all dividends and capital gain distributions paid on Fund shares held in the IRA. There is an annual fee of $12.00 for an IRA account.

Keogh Plans

If you are self-employed, you may purchase Fund shares through a self-employment retirement plan (often referred to as a Keogh or HR-10 plan) covering yourself and your eligible employees.

How to Redeem Shares

You may redeem your shares (i.e., sell your shares to the Fund) on any day the Exchange is open. Your redemption price is the next NAV per share calculated after your order is received by the Fund. There is no redemption charge. Normally, payment for shares redeemed will be made within three days after receipt by DST of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an emergency as determined by the Securities and Exchange Commission. If you purchased Fund shares by check you may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen days after payment has been received.

By Mail

o You may send a written request for redemption to:

     DST Systems Inc.
     Post Office Box 219477
     Kansas City, Missouri 64121

o Your request must include your account number and the number of shares to be redeemed or the dollar value of the amount to be redeemed. If your request involves a redemption amount of $250,000 or more, please include your telephone number.

o If you chose to have your shares issued in certificate form, your request must be accompanied by the outstanding certificates representing such shares together with a standard form of stock power signed by the registered owner or owners of such shares.

o If your shares are represented by a Stockholder's Open Account, your redemption request must include a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted.

o If your shares are represented by stock certificates, the signature on the stock power must be guaranteed as above. An acknowledgment by a notary public is not acceptable.

By Telephone

You may make an oral redemption request of $25,000 or less, which does not require a medallion signature guarantee, unless your address has changed within the 60 days prior to the request. All other redemption requests must have medallion signature guarantees. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

Payment

o The Fund, at the discretion of the Board of Directors, may pay the redemption price to you in cash or in portfolio securities, or partly in cash and partly in portfolio securities.

o It is possible that the Fund's management will pay you in securities or partly in securities if the amount of shares you redeem is significant (e.g., $250,000 or more).

o It is highly likely that the Fund's management will pay you in securities or partly in securities if you make a redemption (or series of redemptions) in the amount of $1 million or greater.

o If the Fund pays your redemption wholly or partly in portfolio securities, you will need a brokerage account in which to receive the securities and you will incur brokerage costs in converting the securities to cash.

o You should understand that, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities that you receive upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of your shares. If provided with notice in advance of your chosen redemption date, the Fund's management will assist you to the extent possible to minimize this potential market exposure by providing you in advance with a list of the approximate number and value of the portfolio securities that you will receive.

Automatic Withdrawal Plan

o You may elect a Withdrawal Plan, at no cost, if you own or purchase shares of the Fund valued at $10,000 or more.

o Under the Plan, you may designate fixed payment amounts that you will receive monthly or quarterly from a Withdrawal Plan Account consisting of shares of the Fund that you deposit.

o Any cash dividends and capital gains distributions on shares held in a Withdrawal Plan Account are automatically reinvested.

o Sufficient shares will be redeemed at NAV to provide the cash necessary for each withdrawal payment.

o Redemptions for the purpose of withdrawals are made on or about the 15th day of the month at that day's NAV, and checks are mailed promptly thereafter.

o If shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary.

o As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. Consult your own financial advisers about whether the Withdrawal Plan is appropriate for you.

Frequent Purchases and Redemptions of Shares

The Fund is less at risk for frequent purchases and redemptions of shares of the Fund by shareholders of the Fund ("market timing") than other mutual funds. The Fund is currently closed to new investors and does not engage in frequent portfolio securities transactions. In addition, the Fund historically has not experienced significant shareholder turnover. Nonetheless, because market timing activities can be detrimental to the Fund's performance, the Fund, as a policy, discourages market timing and has a policy of monitoring trading of the Fund's shares for frequent purchases and redemptions. Consequently, the Fund has implemented certain surveillance procedures designed to detect and deter market timing. Under these procedures, the Fund's Compliance Officer reviews shareholder transactions for potential market timing activity. The Fund's Compliance Officer also reviews reports issued by omnibus account holders that detail any potential market timing issues. If the Fund's Compliance Officer determines that certain transactions rise to the level of market timing, the accounts in which those transactions have taken place may be immediately "blocked" and future purchases or exchange activity will be restricted or eliminated for such account or accounts for such term as the Compliance Officer shall determine.

Transactions Through Financial Services Organizations


Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. In certain situations, the financial organizations may designate another financial entity to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization receives the instructions, provided that the instructions are in good order and have been transmitted in a timely manner. Client orders received prior to the close of the Exchange (currently 4:00 p.m., New York Time), will be priced at the Fund's NAV next calculated following the close of regular trading on that day. If you are a client of a securities broker or other financial organization such organization may charge a separate transaction fee or a fee for administrative service in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to the organization's program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their clients' accounts following redemptions, in a timely manner in accordance with their client agreements and this Prospectus.


Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings, or other information prepared by Morningstar, Lipper, or other recognized organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third party organizations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional whole or fractional shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV equal to the cash amount of the dividend or distribution. You may elect to receive dividends and distributions in cash or in shares at the time you order shares. You may change your election at any time prior to the record date for a particular dividend or distribution by written request to the Fund's Dividend Disbursing Agent, DST Systems, Inc., Post Office Box 219477, Kansas City, Missouri 64121.

There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

For federal income tax purposes, distributions of net income (including any short-term capital gains) by the Fund are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains. The Fund's distributions also may be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts, and estates at a maximum federal tax rate of 15% (5% for individuals, trusts, and estates in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

The Fund holds portfolio securities longer than most other funds typically hold securities. As a result, unrealized capital gains represent a significant portion of the value of your investment in the Fund. As of December 31, 2006, the net unrealized appreciation of the Fund's portfolio was approximately 56.0% of the Fund's NAV. If the Fund sells appreciated securities and distributes the profit, the distributed appreciation may be taxable to you as capital gains. You should carefully consider the tax effect of the Fund's substantial unrealized capital gains on your investment in the Fund.

Dividends and distributions are taxable to you whether you receive the amount in cash or reinvest the amount in additional shares of the Fund. In addition, the redemption of Fund shares is a taxable transaction for federal income tax purposes whether paid in cash or in kind. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You should consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular situation.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                    Year Ended December 31,

                                                  2006          2005          2004          2003          2002
                                                  ----          ----          ----          ----          ----
Per Share Operating Performance (for a
share outstanding throughout each year):

Net asset value, beginning of year                $155.45       $154.27       $147.61       $126.63       $130.24
                                                ---------     ---------     ---------     ---------     ---------
Income from investment operations:
Net investment income (loss)                       (0.70)        (0.75)        (0.58)        (0.62)        (0.41)
Net realized and unrealized gains (losses)
on investments                                      13.60         12.57          7.45         22.21        (3.03)
                                                ---------     ---------     ---------     ---------     ---------
Total from investment operations                    12.90         11.82          6.87         21.59        (3.44)
                                                ---------     ---------     ---------     ---------     ---------
Less distributions:
Dividends from net investment income               (0.00)        (0.00)        (0.00)        (0.00)        (0.01)
Distributions from net realized gains             (15.60)       (10.64)        (0.21)        (0.61)        (0.16)
                                                ---------     ---------     ---------     ---------     ---------
Total distributions                               (15.60)       (10.64)        (0.21)        (0.61)        (0.17)
                                                ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                      $152.75       $155.45       $154.27       $147.61       $126.63
                                                =========     =========     =========     =========     =========
Total return                                       8.34%         7.78%         4.66%        17.12%        (2.64)%

Ratios/Supplemental data:
Net assets, end of year (in millions)            $3,599.8      $3,573.3      $3,772.4      $3,973.6      $3,905.1
Ratio to average net assets:
Expenses                                             1.0%          1.0%          1.0%          1.0%          1.0%
Net investment income (loss)                       (0.5)%        (0.5)%        (0.4)%        (0.5)%        (0.3)%
Portfolio turnover rate                               14%            8%            6%            3%            8%


For more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's current annual/semi-annual and quarterly reports are available on the Fund's website: http://www.sequoiafund.com.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund's operations and investment policies and procedures, including the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus. The Fund's SAI is available on the Fund's website: http://www.sequoiafund.com.

You may request a free copy of the current annual/semi-annual report or the SAI or make shareholder inquiries, by contacting your broker or other financial intermediary, or by contacting the Fund:

By mail:       Sequoia Fund, Inc.
               767 Fifth Avenue
               New York, N.Y. 10153
By phone:      (800) 686-6884

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the documents may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

SEC File No: 811-01976

--------------------------------------------------------------------------------
PRIVACY NOTICE

(This Notice is not part of the Prospectus)

To the Clients of Ruane, Cunniff & Goldfarb Inc., Ruane, Cunniff and Goldfarb LLC and Shareholders of Sequoia Fund, Inc.

Ruane, Cunniff & Goldfarb Inc., Ruane, Cunniff & Goldfarb LLC and Sequoia Fund, Inc. ("We") do not disclose nonpublic personal information about our clients (or former clients) or shareholders (or former shareholders) ("You") to third parties except as described below.

We collect information about you (such as your name, address, social security number, assets and income) from our discussions with you, from documents that you may deliver to us and in the course of providing advisory services to you. We may use this information to open an account for you, to process a transaction for your account or otherwise in furtherance of our business. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account and have a need for such information, such as a broker. We may also disclose such information to service providers that agree to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

We restrict access to nonpublic personal information about you to our employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.
--------------------------------------------------------------------------------

                                     Sequoia
                                   Fund, Inc.

                                  ** GRAPHIC **

                                   PROSPECTUS
                                   May 1, 2007





SK 69900 0020 755872 v3

                               SEQUOIA FUND, INC.

                                767 Fifth Avenue
                            New York, New York 10153
                            (Telephone 800-686-6884)

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007

                              ---------------------

          Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company seeking long-term growth of capital. Ordinarily the Fund's portfolio will be primarily invested in common stocks and securities convertible into or exchangeable for common stocks. The Fund may invest to limited extents in foreign securities, restricted securities and special situations.

                              ---------------------

          This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated May 1, 2007 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Fund's financial statements for the fiscal year ended December 31, 2006, included in the Fund's Annual Report to Shareholders, are incorporated into this SAI by reference. Copies of the Prospectus and the Annual Report may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above or on the Fund's website: http://www.sequoiafund.com.

                              ---------------------

                                Table of Contents

Investment Policies..................................................2
Management...........................................................6
Investment Adviser and Investment Advisory Contract..................9
Distributor and Distribution Agreement...............................12
Allocation of Portfolio Brokerage....................................12
Disclosure of Portfolio Holdings.....................................13
Individual Retirement Accounts.......................................14
Roth IRAs............................................................14
Keogh Plans..........................................................15
Net Asset Value......................................................15
Redemption of Shares.................................................16
Tax Considerations...................................................16
Common Stock.........................................................18
Custodian, Counsel
   and Independent Registered
   Public Accounting Firm............................................18
Financial Statements and Report of
   Independent Registered Public Accounting Firm.....................19

INVESTMENT POLICIES
-------------------

(a)  Foreign Securities

          Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 15% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of foreign issuers and obligors.

          Investors should recognize that investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange") and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As of December 31, 2006, the Fund held foreign securities representing 3.4% of its total investments.

(b)  Restricted or Not Readily Marketable Securities

          The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933 ("Securities Act"). Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act. The Fund will not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). Restricted securities are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

          The purchase price and subsequent valuations of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

              The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). As of December 31, 2006, no such securities were held by the Fund.

                   If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

(c)  Special Situations

          The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.

(d)  Other Investment Policies

          The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover rate generally should not exceed 75%. (The portfolio turnover rate is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.)

          A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code, as it intends to do. See "Tax Considerations", page 16. The Fund will not acquire more than 25% of any class of the securities of any issuer. The Fund reserves the right, without stockholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its stockholders.

          The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a stockholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the Investment Company Act of 1940 ("1940 Act"). The Fund may not:

          1. Underwrite the securities of other issuers, except the Fund may, as indicated above (see "Restricted or Not Readily Marketable Securities," page 2), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

          3. Purchase or sell commodities or commodity contracts.

          4. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. (See "Restricted or Not Readily Marketable Securities," page 2.)

          5. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term "borrow" shall not include the short-term credits referred to in paragraph 6 below.

          6. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

          7. Make short sales of securities.

          8. Purchase or sell puts and calls on securities.

          9. Participate on a joint or joint and several basis in any securities trading account.

          10. Purchase the securities of any other investment company except (1) in the open market where to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

          11. Invest in companies for the purpose of exercising management or control.

          12. Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one issuer.

          13. Issue senior securities, except as permitted by the 1940 Act.

          In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not (i) purchase material amounts of restricted securities, (ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable, (iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities),
(iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or Ruane, Cunniff & Goldfarb Inc., formerly Ruane, Cunniff & Co., Inc., the Fund's investment adviser (the "Investment Adviser"), owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than five percent of said issuer's outstanding stock (or securities convertible into stock) and (v) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the Exchange or the American Stock Exchange.

MANAGEMENT
----------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Board of Directors is set forth below.


                                                                                            Other            Dollar Range of
                                                                                            Directorships    Equity Securities
                          Position(s) Held     Years of Service   Principal Occupation(s)   Held by          in the Fund as of
Name, Address* and Age    with the Fund        as a Director      During Past 5 Years       Director         December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**

Richard T. Cunniff,       Vice Chairman        36                 Vice Chairman and         Sturm, Ruger &   Over $100,000 (1)(2)
83                        and Director                            Director, Ruane,          Company, Inc.
                                                                  Cunniff & Goldfarb Inc.

Robert D. Goldfarb,       President and        28                 Chairman and Director,    None             Over $100,000 (1)(3)
62                        Director                                Ruane, Cunniff &
                                                                  Goldfarb Inc.

David M. Poppe,           Executive Vice       4                  President and             None             Over $100,000 (1)
42                        President and                           Director, Ruane,
                          Director                                Cunniff & Goldfarb Inc.

DISINTERESTED DIRECTORS

Robert L. Swiggett,       Chairman of the      36                 Retired                   None             Over $100,000
84,***                    Board of Directors

Vinod Ahooja,             Director             6                  Retired                   None             None
55,***

Roger Lowenstein,         Director             8                  Writer major Financial    None             Over $100,000 (4)
52,***                                                            and News Publications

Francis P. Matthews,      Director             34                 Retired                   None             Over $100,000 (5)
84,***

C. William Neuhauser,     Director             32                 Retired                   None             Over $100,000 (6)
80,***

Sharon Osberg,            Director             3                  Consultant Internet       None             Over $100,000
57,***                                                            Mobile Technology


----------
* The address for each of the Directors is 767 Fifth Avenue, Suite 4701, New York, New York 10153.

** "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with the Fund's investment adviser.

***  Member of the Fund's Audit Committee and Nominating Committee.

(1) Messrs. Cunniff, Goldfarb and Poppe are officers, directors and voting stockholders of the Investment Adviser, which is the owner of 31,664 shares of the Fund's Common Stock. (See "Investment Adviser and Investment Advisory Contract" below). In addition, Messrs. Cunniff, Goldfarb and Poppe are trustees and beneficiaries of the Profit-Sharing Plan of the Investment Adviser, which owns 164,446 shares of the Fund's Common Stock.


(2) In addition, 73,197 shares of such stock are owned by Mr. Cunniff's relatives, but beneficial ownership by Mr. Cunniff of such shares shall not be deemed to be hereby admitted.


(3) In addition, 46,383 shares of such stock are owned by Mr. Goldfarb's relatives, but beneficial ownership by Mr. Goldfarb of such shares shall not be deemed to be hereby admitted.


(4) In addition, 49 shares of such stock are owned by Mr. Lowenstein's relatives, but beneficial ownership by Mr. Lowenstein of such shares shall not be deemed to be hereby admitted.


(5) In addition, 1,948 shares of such stock are owned by Mr. Matthews' relatives, but beneficial ownership by Mr. Matthews of such shares shall not be deemed to be hereby admitted.

(6) In addition, 1,075 shares of such stock are owned by Mr. Neuhauser's relatives, but beneficial ownership by Mr. Neuhauser of such shares shall not be deemed to be hereby admitted.

Officer Information
-------------------


Certain information concerning the Fund's officers is set forth below.


                            Position(s)-(Month and             Principal Occupation
Name, Address* and Age      Year First Elected)                during the past 5 years
----------------------      -------------------                -----------------------
Robert D. Goldfarb (62)     President (7/98)                   See biography above.

David M. Poppe (42)         Executive Vice President (1/03)    See biography above.

Joseph Quinones, Jr. (61)   Vice President,                    Vice President, Secretary,
                            Secretary, Treasurer and           Treasurer, and Chief
                            Chief Compliance Officer (6/95)    Compliance Officer of
                                                               Ruane, Cunniff & Goldfarb
                                                               Inc.

Michael Valenti (38)        Assistant Secretary (3/07)         Administrator of Ruane,
                                                               Cunniff & Goldfarb Inc.


----------

* The address for each of the Fund's officers is 767 Fifth Avenue, Suite 4701, New York, New York 10153.


          As of the close of business on March 31, 2007, the directors and officers of the Fund collectively owned approximately 0.4%, or, including shares owned by their respective relatives and affiliates, approximately 1.8%, of the total number of the outstanding shares of the Fund's Common Stock. Each of the directors and officers disclaims beneficial ownership of the shares owned by such relatives and affiliates.


          The Fund's Board of Directors has two standing committees of the board
- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.


          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 2006 paid by the Fund to each of the Directors is set forth below. The Investment Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Fund.


                         Aggregate      Pension or Retirement    Estimated Annual      Total
                       Compensation   Benefits Accrued as Part     Benefits Upon    Compensation
Name of Director         from Fund        of Fund Expenses          Retirement       from Fund
----------------         ---------        ----------------          ----------       ---------
Richard T. Cunniff           $0                 -0-                     -0-              $0

Robert D. Goldfarb           $0                 -0-                     -0-              $0

David M. Poppe               $0                 -0-                     -0-              $0

Vinod Ahooja              $36,500               -0-                     -0-           $36,500

Roger Lowenstein          $36,500               -0-                     -0-           $36,500

Francis P. Matthews       $36,500               -0-                     -0-           $36,500

C. William Neuhauser      $36,500               -0-                     -0-           $36,500

Sharon Osberg             $36,500               -0-                     -0-           $36,500

Robert L. Swiggett        $36,500               -0-                     -0-           $36,500


          The Fund, the Investment Adviser and Ruane, Cunniff & Goldfarb LLC, the Fund's distributor (the "Distributor"), have each adopted a Code of Ethics that permits their personnel to invest in securities, including securities that may be held or purchased by the Fund. The Code of Ethics contains trading restrictions, pre-clearance procedures and reporting procedures designed to detect and prevent potential conflicts of interest.

          The Fund has adopted the Investment Adviser's Proxy Voting Policies and Procedures ("Procedures"), which are designed to ensure that the Investment Adviser votes proxies, with respect to securities held by the Fund, in the best interests of the Fund. The Procedures require the Investment Adviser to identify and address conflicts of interest between the Investment Adviser or the Distributor (or any affiliated person of the Investment Adviser, the Distributor or the Fund) and the shareholders of the Fund. If a material conflict of interest exists, the Investment Adviser will determine whether voting in accordance with the guidelines set forth in the Procedures is in the best interests of the shareholders of the Fund or take some other appropriate action.

          The Investment Adviser, on behalf of the Fund, generally votes in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). The Investment Adviser, on behalf of the Fund, generally votes against poison pills and proposals for compensation plans deemed to be excessive. For all other proposals, the Investment Adviser will determine whether a proposal is in the best interests of the shareholders of the Fund and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Investment Adviser's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

          You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge by visiting the Fund's web site at http://www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at http://www.sec.gov.

INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT
---------------------------------------------------


          Pursuant to the terms of the Investment Advisory Contract (the "Contract"), the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Investment Adviser or its affiliates.

          In addition, the Investment Adviser, or its affiliates, are obligated under the Contract to pay or reimburse the Fund for the following expenses incurred by the Fund: (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Fund's prospectuses and sales and advertising materials. The Fund is responsible and has assumed the obligation for payment of all of its other expenses including (a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (e) charges and expenses of the Fund's custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Investment Adviser under the Contract).

          The Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment. The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

          The Contract became effective on March 1, 2006. The Contract continues in effect for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, and by a majority of the Fund's Board of Directors who are not parties to the Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. Continuance of the Contract was approved for an additional annual term at a meeting of the Board of Directors on December 11, 2006.


          For the services provided by the Investment Adviser under the Contract, the Investment Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values. The management fee is accrued daily and paid monthly.


          However, under the terms of the Contract, the Investment Adviser will reimburse the Fund for the amount, if any, by which the operating expenses of the Fund in any year, including the management fee, exceed 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. Operating expenses for the purposes of the Contract do not include the expenses listed in clauses (a), (b) and (c) above. During the fiscal year ended December 31, 2006, the Fund incurred operating expenses of $36,752,267 of which the Investment Adviser reimbursed the Fund $1,102,000. During the fiscal year ended December 31, 2005, the Fund incurred operating expenses of $37,510,100 of which the Investment Adviser reimbursed the Fund $912,000. During the fiscal year ended December 31, 2004, the Fund incurred operating expenses of $40,620,800 of which the Investment Adviser reimbursed the Fund $931,000.

          The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, none of which, however, is a registered investment company.

          The Investment Adviser is a registered investment adviser. Until January 1, 2004, the Investment Adviser was the Fund's regular broker. As of January 1, 2004, Ruane, Cunniff & Goldfarb LLC, the Distributor, which is a wholly owned subsidiary of the Investment Adviser, began serving as the Fund's regular broker.

          Mr. Richard T. Cunniff, Mr. Robert D. Goldfarb and Mr. David M. Poppe are controlling shareholders of the Investment Adviser. As of December 31, 2006, Messrs. Cunniff, Goldfarb and Poppe collectively owned beneficially 16,516 shares of common stock of the Investment Adviser (the only class of voting securities of the Investment Adviser), collectively constituting approximately 41.3%, and individually constituting approximately 14.6%, 22.6% and 4.1%, respectively, of such shares outstanding.

Management Fee
--------------

          The following chart sets forth, for each of the last three years, (i) the management fee which was received by the Investment Adviser, (ii) the portion, if any, of such fee reimbursed to the Fund pursuant to the expense limitation described above and (iii) the net amount received by the Investment Adviser from the Fund.

Year Ended            Management Fee     Amount Reimbursed   Net Amount Received
----------            --------------     -----------------   -------------------

December 31, 2004     $39,539,826        $931,000            $38,608,826

December 31, 2005     $36,448,117        $912,000            $35,536,117

December 31, 2006     $35,499,566        $1,102,000          $34,397,566

Portfolio Managers
------------------

          The Investment Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Contract. Robert D. Goldfarb and David M. Poppe jointly oversee the day to day management of the Fund. Mr. Goldfarb is Chairman and CEO of the Investment Adviser, with which he has been associated for over 31 years, and serves as Director and President of the Fund. Mr. Poppe is President and Director of the Investment Adviser, with which he has been associated for over 6 years, and serves as Director and Executive Vice President of the Fund.


          The Fund does not directly compensate any of the Fund's portfolio managers. Mr. Goldfarb's compensation is paid solely by the Investment Adviser in the form of a fixed salary as well as a percentage of fees received from separately managed accounts and a portion of the advisory fees received from the Fund. In addition, Mr. Goldfarb also receives a percentage of commissions charged to separately managed accounts earned by the Investment Adviser's wholly-owned broker-dealer subsidiary. Mr. Poppe's compensation is paid solely by the Investment Adviser in the form of a fixed salary and bonus. In addition, Mr. Goldfarb and Mr. Poppe also receive a percentage of the net profits of the Investment Adviser based on their share ownership of the Investment Adviser. None of the portfolio managers is compensated based directly on the performance of the Fund. The Fund, whose net assets aggregated $3,599,810,028 at December 31, 2006, is the sole registered investment company managed by the portfolio managers.


          Mr. Goldfarb also manages 1,005 separate accounts for individuals, corporations, and other entities, aggregating $4,042,161,000 in value as of December 31, 2006 as well as 41 pooled investment vehicles aggregating $647,078,000. Mr. Poppe also manages 15 separate accounts for individuals, corporations, and other entities, aggregating $263,804,000 in value as of December 31, 2006 as well as 2 pooled investment vehicles aggregating $64,981,000. The Investment Adviser is compensated solely based on a percentage of assets managed.

          Potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund and the management of the investments of the other separately managed accounts. Although the separately managed accounts are managed in a similar manner as the Fund, the separately managed accounts are not subject to the same regulatory restrictions as the Fund. In addition, concentrations of securities and cash may differ between a separately managed account and the Fund due to many factors and circumstances.

          The Investment Adviser has adopted policies and procedures designed to ensure that allocation and trading practices are fair to all clients and that no client is disadvantaged over any other client. The Investment Adviser has also adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment personnel of the Investment Adviser engage in personal securities transactions.

          As of December 31, 2006, Mr. Goldfarb and his immediate family members beneficially owned shares of the Fund worth in excess of $1 million, and Mr. Poppe beneficially owned shares of the Fund worth between $100,001 and $500,000.

DISTRIBUTOR AND DISTRIBUTION AGREEMENT
--------------------------------------

          Effective January 1, 2004, Ruane, Cunniff & Goldfarb LLC, a wholly owned subsidiary of the Investment Adviser, became the Fund's distributor ("Distributor"). Previously, the Investment Adviser also served as the Fund's distributor. Pursuant to the agreement between the Fund and the Distributor (the "Distribution Agreement"), the Distributor serves as the Fund's distributor and principal underwriter and as such is authorized to solicit orders from the public to purchase shares of the Fund's common stock. The Distributor acts in this capacity merely as the Fund's agent, and all subscriptions must be accepted by the Fund as principal.

          The Distribution Agreement was approved through December 31, 2007 by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on December 11, 2006. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually (1) by the Directors of the Fund and by vote of a majority of the Directors of the Fund who are not parties to the Distribution Agreement or affiliated persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund), or (2) by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).


          The Fund paid no underwriting commissions to the Distributor for the December 31, 2004, December 31, 2005, and December 31, 2006 fiscal years.

ALLOCATION OF PORTFOLIO BROKERAGE
---------------------------------

          The Fund and the Investment Adviser generally do not direct the Fund's portfolio transactions to persons or firms because of research services provided by such person or firm. While neither the Fund nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Fund's portfolio securities through persons or firms which supply investment information to the Fund or the Investment Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions.

          The Fund may invest in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market or the third market. It may also execute transactions in listed securities through the third market. Where transactions are executed in the over-the-counter market or the third market, the Investment Adviser seeks to deal with primary market makers and to execute transactions on the Fund's behalf, except in those circumstances where, in the opinion of management, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

          The following chart sets forth figures pertaining to the Fund's brokerage during the last three years:

                          Total Brokerage             Brokerage Commissions
Year Ended                Commissions Paid            Paid to the Distributor
----------                ----------------            -----------------------

December 31, 2004         $336,123                    $336,123

December 31, 2005         $348,954                    $338,214

December 31, 2006         $976,117                    $974,717


          The Fund's brokerage commissions increased materially in 2006 due to higher portfolio turnover.


          During the year ended December 31, 2006, the brokerage commissions paid to the Distributor represented 99.9% of the total brokerage commissions paid by the Fund during such year and were paid on account of transactions having an aggregate dollar value equal to 99.9% of the aggregate dollar value of all portfolio transactions of the Fund during such year for which commissions were paid.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

          To prevent the misuse of nonpublic information about the Fund's portfolio, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund's specific portfolio holdings. Disclosure of nonpublic information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers. The Fund requires parties to whom nonpublic information about the Fund's portfolio holdings has been disclosed to keep such information confidential. The Fund also prohibits such parties from trading on the basis of such information. The Fund receives no compensation for such disclosures. The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund's portfolio holdings. The Fund, its Investment Adviser and Distributor have each adopted a Code of Ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

          The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter. These reports are available to the public on the Fund website or by calling the Fund's toll-free telephone number. Any exception to the Fund's policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board. Changes in the disclosure policy of the Fund will be approved by the Board.

INDIVIDUAL RETIREMENT ACCOUNTS
------------------------------

          Individuals generally may make regular contributions to a traditional IRA of up to $4,000 for tax years through 2007. Individuals age 50 or over may make an additional contribution of $1,000 for tax years through 2010. The deductibility for Federal income tax purposes of such contributions may be reduced if the individual is an active participant in an employer-sponsored retirement plan. For 2006, if an individual is an active participant, the deduction will not be available if, (i) the individual has adjusted gross income above $60,000, (ii) the individual files a joint return with his or her spouse and they have adjusted gross income above $85,000, or (iii) the individual is married, files separately and has adjusted gross income above $10,000. Further, in the case of a married individual who is not an active participant but whose spouse is an active participant, the deduction will not be available if the couple files a joint return and has adjusted gross income above $160,000 (or, if such individual files separately and has adjusted gross income above $10,000). Below these income levels, some or all of the contributions may be deductible. In addition, an individual with a non-working spouse generally may establish a separate IRA for the spouse and annually contribute a total of up to $8,000 to the two IRAs, provided that generally no more than $4,000 may be contributed to the IRA of either spouse. As noted above, the deductibility of contributions may be reduced if either spouse is an active participant in an employer-sponsored retirement plan. No regular contribution may be made to a traditional IRA for any year if by the end of such year the IRA owner has attained the age 70 1/2.

ROTH IRAS
---------

          Eligible individuals also may elect to make contributions to a Roth IRA of up to $4,000 annually. Individuals age 50 or over may make an additional contribution of $1,000. Contributions to a Roth IRA are not deductible for Federal income tax purposes. Investment earnings accumulate in a Roth IRA tax-free, and if certain criteria are met, distributions from the account will not be taxed. Contributions may not be made to a Roth IRA by an individual with modified adjusted gross income above $110,000, a married couple filing a joint return with modified adjusted gross income above $160,000, or a married individual filing separately with modified adjusted gross income above $10,000. Below these income levels, a taxpayer may make contributions to a Roth IRA, although the allowable contribution may be less than $4,000. The total amount contributed by an individual to all IRAs (both traditional and Roth) for a year generally may not exceed $4,000. Contributions to a Roth IRA may generally be made even if the IRA owner has attained the age 70 1/2.

KEOGH PLANS
-----------

          A self-employment retirement plan is often referred to as a Keogh or HR-10 plan. The Fund does not have a form of Keogh plan available for adoption.

NET ASSET VALUE
---------------

          The net asset value of each share of the Fund's Common Stock on which the subscription and redemption prices are based is determined once each Fund Business Day as of the close of the Exchange by the value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Fund. "Fund Business Day" for this purpose means any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

          The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of Common Stock outstanding.

          For purposes of this computation, readily marketable portfolio securities listed on the Exchange or on a foreign securities exchange are valued at the last sales price on the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on the Exchange or foreign securities exchange on such day, the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on the Exchange or foreign securities exchange on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair market value.

          Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with NASDAQ Official Closing Price.

          Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. A Treasury Bill that when purchased had a remaining maturity in excess of sixty days is valued on the basis of market quotations and estimates as described above until the sixtieth day prior to maturity, at which point it is valued at amortized cost. In that event, the "cost" of the security is deemed to be the security's stated market value on the sixty-first day prior to maturity.

          All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

          The net asset value for each share of Common Stock on which the subscription and redemption prices are based is determined as of the close of business on the Exchange next following the receipt by the Fund of the subscription or request for redemption.

          For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

REDEMPTION OF SHARES
--------------------

          The right of redemption may not be suspended or (other than by reason of a stockholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a stockholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary week-end and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

TAX CONSIDERATIONS
------------------

          The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the investment restrictions set forth on pages 4-5) in the proportion of its assets that may be invested in the securities of a single issuer. However, for the fiscal year ended December 31, 2006, the Fund has qualified, and for each fiscal year thereafter the Fund intends to conduct its operations so as to qualify, to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to stockholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer ("the 25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer ("the 50% test"). The Fund's investments in U.S. Government securities are not subject to these limitations. The Fund will not lose its status as a regulated investment company if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a regulated investment company. The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to their particular situation.


          Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its stockholders are taxable to the recipient stockholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate stockholders, for the 70 percent dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions). Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty. For the year ended December 31, 2006, no net ordinary taxable income eligible for such deduction by corporate stockholders was distributed by the Fund.

          A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts, and estates at a maximum federal tax rate of 15% (5% for individuals, trusts, and estates in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that both the Fund and the individual satisfy certain holding period and other requirements. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

          For federal income tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year and will be taxable to such shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

COMMON STOCK
------------

          The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, each having $.10 par value.


          The Fund is a Maryland corporation. The Articles of Incorporation of the Fund give the Fund the right to purchase for cash the shares of Common Stock evidenced by any stock certificate presented for transfer at a purchase price equal to the aggregate net asset value per share determined as of the next close of business of the Exchange after such certificate is presented for transfer, computed as in the case of a redemption of shares.

          The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board of Directors.

          As of the close of business on March 31, 2007, Fidelity Management Trust Company as Trustee of the Walt Disney Company Employees Benefit Plan Trust, 100 Magellan Way, Covington, Kentucky 41015-1999, beneficially owned 1,618,471 shares of the Fund (representing 6.87% of the outstanding Common Stock of the Fund). No other person beneficially owned five percent or more of the Fund's Common Stock on such date.

CUSTODIAN, COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------

          The Bank of New York, MF Custody Administration Department, One Wall Street, 25th Floor, New York, New York 10286, acts as custodian for the Fund's securities portfolio and cash. Subject to the supervision of the Board of Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

          Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, serves as counsel to the Fund.

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 has been appointed independent registered public accounting firm for the Fund.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

          The financial statements of the Fund and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual report. The annual report dated December 31, 2006 was filed on Form N-CSR with the Securities and Exchange Commission on March 1, 2007 and was subsequently amended and re-filed on April 13, 2007. It is available without charge upon request by contacting the Fund at 1-800-686-6884.

SK 69900 0020 755876 v3

                               SEQUOIA FUND, INC.
                               ------------------

                           PART C - OTHER INFORMATION
                           --------------------------

Item 23.  Exhibits
--------  --------

The following Exhibits are filed as part of this Post-Effective Amendment to the Registrant's Registration Statement:

          (a) (1) Articles of Incorporation - Incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

               (2)  Articles of Amendment - Incorporated by reference to Exhibit
                    (1)(b) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

               (3)  Articles of Amendment - Incorporated by reference to Exhibit
                    (1)(c) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

               (4)  Articles of Amendment - Incorporated by reference to Exhibit
                    (1)(d) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

               (5)  Articles of Amendment - Incorporated by reference to Exhibit
                    (1)(e) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

               (6) Articles Supplementary - Incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 48 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 29, 2002.

          (b) By-Laws - Incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 53 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2006.


          (d) Advisory Agreement between the Registrant and Ruane, Cunniff & Goldfarb Inc. - Incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 53 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2006.


          (e) Distribution Agreement between the Registrant and Ruane, Cunniff & Goldfarb LLC - Incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 53 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2006.

          (g)  Custody Agreement between the Registrant and The Bank of New York
               - Incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

          (h) Services Agreement between the Registrant and Data-Sys-Tance, Inc. - Incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

          (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.

          (j)  Consent of PricewaterhouseCoopers, LLP - Filed herewith.

          (p)  Code of Ethics - Filed herewith.

          Other Exhibits: Powers of Attorney of Messrs. Matthews, Neuhauser and Swiggett - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998; Power of Attorney for Mr. Lowenstein - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 47 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2001; Power of Attorney for Ms. Sharon Osberg - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 52 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 15, 2005. Power of Attorney for Mr. Vinod Ahooja - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 53 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2006.

Item 24.  Persons Controlled by or Under Common
          Control with Registrant.
          ------------------------

               No such persons.

Item 25.  Indemnification.
--------  ----------------

               The Registrant incorporates herein by reference the response to "Item 19. Indemnification of Directors and Officers" of Registrant's Form N-8B-1 Registration Statement under the Investment Company Act of 1940 (File No. 811-1976) and its response to Item 27 of Post-Effective Amendment No. 30 to this Registration Statement.

Item 26.  Business and Other Connections
          of Investment Adviser.
          ----------------------

               The investment advisory clients of Ruane, Cunniff & Goldfarb Inc., the Registrant's investment adviser, besides the Registrant include pension and profit-sharing trusts, corporations and individuals.

Item 27.  Principal Underwriters.
--------  -----------------------

          (a)  No such investment company.

          (b) The following are the directors and officers of Ruane, Cunniff & Goldfarb LLC. The principal business address of each of these persons is 767 Fifth Avenue, Suite 4701, New York, New York 10153.

          (1)                 (2)                         (3)
                                                          Positions and
                              Positions and Offices       Offices with
          Name                with Underwriter            Registrant
          ----                ----------------            ----------

     Robert D. Goldfarb       Chairman and CEO            President
                                                          and Director

     Richard T. Cunniff       Vice Chairman               Vice Chairman and
                                                          Director

     James Berkery            Vice President

     Joseph Quinones, Jr.     Vice President,             Vice President,
                              Secretary,                  Secretary,
                              Treasurer and Chief         Treasurer and Chief
                              Compliance Officer          Compliance Officer

          (c)  Not applicable.

Item 28.  Location of Accounts and Records.
--------  ---------------------------------

          Accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of (i) the Registrant, (ii) The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, the Registrant's custodian, or (iii) DST Systems, Inc., 21 West 10th Street, Kansas City, Missouri 64105, the Registrant's transfer agent and dividend disbursing agent.

Item 29.  Management Services.
--------  --------------------

               No such management-related service contracts.

Item 30.  Undertakings.
--------  -------------

               Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 17th day of April, 2007.

                                        SEQUOIA FUND, INC.


                                        By: /s/ Robert D. Goldfarb
                                            ------------------------------------
                                            Robert D. Goldfarb
                                            President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Capacity                      Date
---------                          --------                      ----

(1) Principal Executive            President and Director        April 17, 2007
    Officer

By: /s/ Robert D. Goldfarb
    ----------------------
    Robert D. Goldfarb

(2) Principal Financial and        Treasurer                     April 17, 2007
    Accounting Officer


By: /s/ Joseph Quinones, Jr.
    ----------------------
    Joseph Quinones, Jr.

(3) All of the Directors


By: /s/ Richard T. Cunniff
    ----------------------                                       April 17, 2007
    Richard T. Cunniff


By: /s/ Robert D. Goldfarb
    ----------------------                                       April 17, 2007
    Robert D. Goldfarb


By: /s/ David M. Poppe
    ----------------------                                       April 17, 2007
    David M. Poppe

Vinod Ahooja*
Roger Lowenstein*
Francis P. Matthews*
C. William Neuhauser*
Robert L. Swiggett*
Sharon Osberg*


/s/ Robert D. Goldfarb
----------------------                                           April 17, 2007
* By: Robert D. Goldfarb
      Attorney-in-Fact

                                INDEX TO EXHIBITS
                                -----------------

     (i)  Opinion and Consent of Seward & Kissel LLP

     (j)  Consent of PricewaterhouseCoopers LLP

     (p)  Code of Ethics

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